Q2 ‘23 Earnings Presentation August 9, 2023 NYSE: PAR

Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation about our business, financial condition, and results of operations. Factors, risks, trends and uncertainties that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation include the impact of COVID-19 on our business, financial condition, and operating results, including actions taken by governmental authorities, businesses and individuals in response; macroeconomic conditions, such as recession or slowed economic growth, bank failures or other banking industry disruptions, increased interest rates, inflation, and changes in consumer confidence and discretionary spending; geopolitical events, such as the Russia- Ukraine war and escalating tensions between China and Taiwan; the competitive marketplace for talent and its impact on employee recruitment and retention; component shortages, inventory management, and/or manufacturing disruptions and logistics challenges; risks associated with our international operations; our ability to maintain proper and effective internal control over financial reporting; changes in estimates and assumptions we make in connection with the preparation of our financial statements, in building our business and operational plans, and in executing our strategies; and the other factors, risks, trends and uncertainties discussed in our most recent Annual Report on Form 10-K/A and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non- GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of June 30, 2023. Trademarks. “PAR®,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” "PAR® Pay”, “PAR® Payment Services” and other trademarks identifying our products and services appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. 2(1) See Appendix A for non-GAAP reconciliation and Key Performance Indicators

A little about us...

Our Journey … Thus Far ... 5 $122.5M Q2 2023 Please see Appendix A – Key Performance Indicators for more information on ARR

Building a Unified Experience 6

Financial Review Second Quarter 2023 Highlights

Q2 ‘23 Financials Consolidated Highlights • 18% increase in revenue from Q2 2022 Subscription Service Highlights • 24% increase in ARR from Q2 2022 • 31% increase in revenue from Q2 2022 8 Three Months Ended June 30, in thousands 2023 2022 Revenues, net: Hardware $ 26,390 $ 28,390 Subscription service 30,372 23,150 Professional service 12,767 12,631 Contract 31,015 20,922 Total revenues net 100,544 85,093 Total gross margin 20,530 21,121 Operating expenses Selling, general and administrative 25,630 26,398 Research and development 14,888 10,101 Amort of identifiable intangible assets 465 721 Adjustment to contingent consideration liability (2,300) — Gain on insurance proceeds (500) — Total operating expenses 38,183 37,220 Other (expense) income, net 95 (257) Interest expense, net (1,735) (2,451) Loss before benefit from income taxes (19,293) (18,807) (Provision for) benefit from income taxes (409) (41) Net loss (19,702) (18,848) Non-GAAP adjustments 5,579 9,021 Adjusted net loss (14,123) (9,827) Adjusted diluted loss per share (0.52) (0.36) Weighted average shares outstanding 27,357 26,982 All amounts in thousands, except for Adjusted diluted loss per share

9 Quarterly KPI Trends Guest Engagement (Punchh + MENU) ARR ($‘000,000) Year-over-year metrics are for the quarter ended 6/30/2023 compared to the quarter ended 6/30/2022. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 53.2 57.5 58.9 59.4 60.9 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 14% Y/Y Growth Active Sites (‘000) 62.3 67.1 69.9 68.1 70.5 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 13% Y/Y Growth

10 Quarterly KPI Trends Operator Solutions (Brink POS + PAR Payment Services + PAR Pay) ARR ($‘000,000) Year-over-year metrics are for the quarter ended 6/30/2023 compared to the quarter ended 6/30/2022. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 36.2 38.9 41.6 45.2 50.0 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 38% Y/Y Growth Active Sites (‘000) 17.7 18.6 19.5 20.5 21.5 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 21% Y/Y Growth

11 Quarterly KPI Trends Back Office (Data Central) ARR ($‘000,000) Year-over-year metrics are for the quarter ended 6/30/2023 compared to the quarter ended 6/30/2022. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 9.2 10.2 10.9 11.3 11.6 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 26% Y/Y Growth Active Sites (‘000) 6.4 6.7 7 7.1 7.2 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 13% Y/Y Growth

ARR ($‘000,000) (1) Adjusted Subscription Service Gross Margin is a non-GAAP financial measure. Please see Appendix A for a detailed reconciliation to Subscription Service Gross Margin (GAAP). (2) 2020 gross margin impacted due to one-time COVID waiver and Cost of Goods Sold (COGS). (3) Q2'23 ARR is as of June 30, 2023, and YTD'23 Adjusted Subscription Service Gross Margin is for the six months ended June 30, 2023; both are excluded from the CAGR calculations. CAGR stands for Compounded Annual Growth Rate. Please see Appendix A — Key Performance Indicators for more information on ARR and Active Sites. 33.5 88.2 111.4 122.5 2020 2021 2022 Q2'23 Subscription services 82% CAGR Annual KPI Trends Adjusted Subscription Service Gross Margin(1) 17% CAGR 53% 66% 73% 66% 2020 2021 2022 YTD'23 12 (2) (3) (3)

13 Hardware Revenue ($'000,000) (1) YTD' 23 hardware revenue is for the six months ended June 30, 2023 CAGR stands for Compounded Annual Growth Rate. 25% CAGR • Proving value of a complete tech stack • Navigating difficult/challenging supply chain environment Hardware Annual KPI Trends 73 105 114 53 2020 2021 2022 YTD'23(1)

Appendix A

($'000,000), except % 12 Months Ended 6 Months Ended Dec 2020 Dec 2021 Dec 2022 Jun 2023 Subscription Service Revenue $31 $63 $97 $58 Subscription Service Gross Margin 10 24 50 27 Add back Amortization from Acquired and Internally Developed Technology included in Subscription Service Gross Margin 6 17 21 11 Adjusted Subscription Service Gross Margin $17 $41 $71 $38 Adjusted Subscription Service Gross Margin % 53% 66% 73% 65% May not sum/recalculate due to rounding. The presentation of this non-GAAP reconciliation reflects the bifurcation of service revenue between subscription service revenue and professional service revenue that was implemented in Q4 2022. 15 Adjusted Subscription Gross Margin Non-GAAP Reconciliation

($'000,000), except % 3 Months Ended Jun 2022 Jun 2023 Subscription Service Revenue $23 $30 Subscription Service Gross Margin 12 13 Add back Amortization from Acquired and Internally Developed Technology included in Subscription Service Gross Margin 5 5 Adjusted Subscription Service Gross Margin $18 $18 Adjusted Subscription Service Gross Margin % 76% 61% May not sum/recalculate due to rounding. The presentation of this non-GAAP reconciliation reflects the bifurcation of service revenue between subscription service revenue and professional service revenue that was implemented in Q4 2022. 16 Adjusted Subscription Gross Margin Non-GAAP Reconciliation

1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $122.5M with significant opportunity to expand within existing customers and win new business. 1) Source: Technomic 15 Investment Thesis

18 • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions, related software support, and transaction-based payment processing services. We calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. • “Activations” are calculated as of the end of each month based on the number of customers that have initiated use of our subscription services. Once “activated”, PAR begins to invoice/bill the customer. In specific cases with Punchh, invoicing takes place before activation take place. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective fiscal period. • “Adjusted Subscription Gross Margin” is a non-GAAP financial measure for PAR’s gross margin of subscription service revenue excluding amortization of acquired and internally developed technology. • “Bookings” are customer purchase orders for subscription services; upon PAR's acceptance, the customer is obligated to purchase the subscription service and pay PAR for the subscription services. In specific cases with Punchh, bookings are added at the time of execution of the relevant master services agreement. • “Churn” reflects the negative change in Active Site count of PAR customers, for a specific period. Key Performance Indicators

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